UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 16, 2015

Date of Report (Date of earliest event reported)

HESKA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue

Loveland, Colorado 80538

(Address of principal executive offices, including zip code)

(970) 493-7272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Unit Purchase Agreement Amendment

On December 16, 2015, Heska Corporation (the “Company”) entered into a First Amendment to Unit Purchase Agreement, dated effective as of December 1, 2015 (the “Amendment”), with Cuattro Veterinary, LLC (“Cuattro”), Kevin S. Wilson and all of the Cuattro members (the “Members”). The Amendment extended to February 29, 2016 from December 31, 2015 the earliest date upon which the parties may terminate the Unit Purchase Agreement, entered into among such parties on November 10, 2015 (the “Purchase Agreement”), for the failure of a closing condition under the Purchase Agreement to be satisfied. The Amendment also capped at 100,000 the number of additional shares of Company common stock that may be issued to the Members in the event that any of the liabilities or obligations of Cuattro that have been fully reserved as uncollectible from affiliates of Cuattro, Mr. Wilson and the Members are recovered by the Company. Except as described herein, all of the other terms and provisions of the Purchase Agreement remain in full force and effect, the material terms of which have been disclosed in a Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 16, 2015, and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the closing of the transactions contemplated by the Purchase Agreement as amended by the Amendment. These statements are based on current expectations and are subject to a number of risks and uncertainties, including, among others, whether the Company’s stockholders approve an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares of common stock as required by the Purchase Agreement. Therefore, actual results could differ materially from those expressed or forecasted in any such forward-looking statements as a result of a number of factors, including those set forth in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business” and elsewhere in the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 16, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: December 16, 2015	By:	/s/ Jason A. Napolitano
Jason A. Napolitano
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary